Exhibit 4.31

EQUITY INTEREST PLEDGE AGREEMENT

This Equity Interest Pledge Agreement (this “Agreement”) is entered in Shanghai, the People’s Republic of China (“PRC”, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan, for the purposes of this Agreement) and dated January 28, 2013 by and among the following parties:

(1)                                 PLEDGEE: RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD

Registered Address: Room 22301-1007, No. 14 Building, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-technology Zone, Shanghai, PRC.

Legal Representative: Yu Bin

and

(2)                                 PLEDGOR: Yu Zhou

ID Card No: 370203197209032018

Address: Room B-304, No.6 Pikuhutong, Xicheng District, Beijing, China

WHEREAS:

A.                                    Yu Zhou is a PRC citizen, and owns 18% equity interest in Shanghai Quan Toodou Network Science and Technology Co., Ltd.  (“Shanghai Quan Toodou”).

B.                                    Shanghai Quan Toodou is a limited liability company registered in Shanghai engaging in the business of Internet information services, value-added telecommunication services, etc.

C.                                    The Pledgor entered into a Loan Agreement on January 28 2013 (the “Loan Agreement”), pursuant to which Reshuffle Technology (Shanghai) Co., Ltd extended loans in an aggregate amount of RMB27,000,000 (the Loan) to the Pledgor.

D.                                    The Pledgee, a wholly foreign-owned company registered in Shanghai, PRC, has been licensed by the PRC relevant government authority to carry on the business of computer software products and Internet products development, sale and services, etc. The Pledgee and Shanghai Quan Toodou entered into an Exclusive Technical and Consulting Services Agreement on January 28, 2013, pursuant to which Shanghai Quan Toodou is required to  pay service fees (the “Service Fees”) to the Pledgee in consideration of the corresponding services to be provided by the Pledgee (the “Services Agreement”).

E                                        Simultaneous with the execution of this Agreement, the Pledgee, the Pledgor, Qin Qiong, Liu Dele and Shanghai Quan Toodou have also entered into a

Business Operations Agreement, pursuant to which the Pledgee is authorized to exercise the shareholder’s rights of the Pledgor, Qin Qiong and Liu Dele, and exerts control over the daily operation of Shanghai Quan Toodou through contractual arrangements (the Business Operations Agreements)

F.                                      Simultaneous with the execution of this Agreement, the Pledgor have also entered into an Equity Option Agreement with the Pledgee, pursuant to which the Pledgor grants to the Pledgee an exclusive right to purchase the Equity Interest (as defined below) at any time upon satisfaction of various requirements under the PRC law (the “Option Agreement”).

G.                                    In order to ensure that (i) the Pledgor repay the Loan under the Loan Agreement; (ii) the Pledgee collects Service Fees under the Services Agreement, (iii) the Pledgor’ other obligations under the Option Agreement are fulfilled, (iv) the Pledgor’s and Shanghai Quan Toodou’s obligations under the Business Operations Agreement are fulfilled, and (v) all other debts, monetary liabilities or other payment obligations owed to the Pledgee by the Pledgor and/or Shanghai Quan Toodou, arising under or in relation to the Services Agreement or the Loan Agreement, or the Business Operations Agreement or the Option Agreement, including, but not limited to, any obligation to pay damages for a breach of any obligation of the Pledgor or Shanghai Quan Toodou under the Loan Agreement or the Services Agreement (as applicable), are paid, the Pledgor are willing to pledge all the Equity Interest (as defined below) in Shanghai Quan Toodou to the Pledgee as security for the above-mentioned obligations of the Pledgor and Shanghai Quan Toodou (collectively, the “Secured Obligations”).

In order to set forth each Party’s rights and obligations, the Pledgee and the Pledgor through mutual negotiations hereby enter into this Agreement based upon the following terms:

1.                                      Definitions

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1                               “Pledge” means the full content of Section 2 hereunder.

1.2                               “Equity Interest” means all the equity interests in Shanghai Quan Toodou held by the relevant Pledgor (including all present and future rights and benefits based on such equity interests), and any additional equity interests in Shanghai Quan Toodou acquired by such Pledgor subsequent to the date hereof. For the avoidance of any doubt, on the date hereof, Yu Zhou holds an 18% equity interests (amounting to RMB 27 million) in Shanghai Quan Toodou.

1.3                               “Event of Default” means any event in accordance with Section 6 hereunder.

1.4                               “Notice of Default” means the notice of default issued by the Pledgee in accordance with this Agreement.

1.5                               “Effective Date” This Agreement shall be effective upon its being signed by the Parties hereunder. Notwithstanding the foregoing, the Pledge (as defined in Section 2.1) shall only come into effect in accordance with Section 3 of this Agreement.

2.                                      Pledge

2.1                               The Pledgor hereby pledges, and if required, transfers and assigns all his/her rights, titles and interests in the Equity Interest in Shanghai Quan Toodou to the Pledgee as security for all of the Secured Obligations (the “Pledge”) of an amount up to the Maximum Amount (as defined below), and grant a first priority security interest in all rights, titles and interests that he/she has or may at any time hereafter acquire in and to the Equity Interest, together with all equity or other ownership interests representing a dividend on the Equity Interest, a distribution or return of capital upon or in respect of such Equity Interest, any subscription, first refusal, pre-emptive or other purchase rights with respect to or arising from such Equity Interest, any voting rights with respect to such Equity Interest or any other interest in Shanghai Quan Toodou which, by reason of notice or lapse of time or the occurrence of other events, may be converted into a direct equity interest in Shanghai Quan Toodou, and all proceeds of the foregoing (collectively, the “Pledged Collateral”).

2.1.1                     Both Parties understand and agree that the monetary valuation arising from, relating to or in connection with the Secured Obligations shall be a variable and floating valuation until the Settlement Date (as defined below). Therefore, based on the reasonable assessment and evaluation by the Pledgor and the Pledgee of the Secured Obligations and the Pledged Collateral, the Pledgor and the Pledgee mutually acknowledge and agree that the Pledge shall aggregately secure the Secured Obligations for a maximum amount of RMB 27,000,000 (the “Maximum Amount”) prior to the Settlement Date.

The Pledgor and the Pledgee may, taking into account the fluctuation in the monetary value of the Secured Obligations and the Pledged Collateral, adjust the Maximum Amount based on mutual agreement by amending and supplementing this Agreement, from time to time, prior to the Settlement Date.

2.1.2                     Upon the occurrence of any of the events below (each an “Event of Settlement”), the Secured Obligations shall be fixed at a value of the sum of all Secured Obligations that are due, outstanding and payable to the Pledgee on or immediately prior to the date of such occurrence (the “Fixed Obligations”):

(a)                                 the occurrence of an Event of Default pursuant to Section 6 that is not resolved, which results in the Pledgee serving a Notice of Default to the relevant Pledgor(s) pursuant to Section 6.3;

(b)                                 the Pledgee reasonably determines (having made due enquiries) that the  Pledgor and/or Shanghai Quan Toodou is insolvent or could potentially be made insolvent; or

(c)                                  any other event that requires the settlement of the Secured Obligations in accordance with relevant laws of the PRC.

2.2                               For the avoidance of doubt, the day of the occurrence of an Event of Settlement shall be the settlement date (the “Settlement Date”). On or after the Settlement Date, the Pledgee shall be entitled, at the election of the Pledgee, to enforce the Pledge in accordance with Section 7.

2.3                               The Pledgee is entitled to collect dividends or other distributions, if any, arising from the Equity Interest during the Term of the Pledge (as defined below).

3.                                      Effectiveness of Pledge, Scope and Term

3.1                               The Pledgor shall, promptly after the execution of this Agreement, register this Agreement and the Pledge hereunder with the State Administration for Industry and Commerce of the PRC or its competent local counterpart (the “AIC”). The Pledgor shall deliver to the Pledgee a copy of the registration or filing certificate from the AIC within 7 days from the date of submission of the application for registration of this Agreement and Pledge with the AIC.

3.2                               The Pledge shall be effective upon the registration of the Pledge with the AIC in accordance with Section 3.1 above. The term of the Pledge shall commence on the date when the Pledge is registered with the AIC and shall expire on the earlier of (a) the date on which all outstanding Secured Obligations are paid in full or otherwise satisfied (as applicable) or (b) the Pledgee enforces the Pledge pursuant to the terms and conditions hereof, to satisfy its rights under the Secured Obligations and Pledged Collateral in full (the “Term of the Pledge”).

4.                                      Representations and Warranties of the Pledgor

The Pledgor hereby makes the following representations and warranties to the Pledgee and confirms that the Pledgee executes this Agreement in reliance on such representations and warranties:

4.1                               The Pledgor is the legal owner of the Equity Interest that has been registered in his/her name, and is entitled to create a pledge on such Equity Interest.

4.2                               None of the Pledged Collateral or the Pledge will be interfered with by any other pledgee at any time once the Pledgee exercises the rights of the Pledge in accordance with this Agreement.

4.3                               The Pledgee shall be entitled to dispose or assign the Pledge in accordance with the relevant laws and this Agreement.

4.4                               All necessary authorizations have been obtained for the execution and performance of this Agreement by the Pledgor and the execution and performance of this Agreement by the Pledgor does not violate any applicable laws or regulations.

4.5                               The Pledgor warrants that there is no on-going civil, administrative or criminal litigation or administrative punishment or arbitration related to the Equity Interest and is not aware of any such action pending or likely to be pending in the future as of the date of this Agreement.

4.6                               There are no outstanding taxes, fees or undecided legal procedures related to the Equity Interest as of the date of this Agreement.

4.7                               Each stipulation hereunder is the expression of each Party’s true intention and shall be binding upon both Parties.

5.                                      Covenants of the Pledgor

5.1                               The Pledgor covenants to the Pledgee that he/she shall:

5.1.1                     not transfer or assign the Equity Interest, or create or permit to be created any pledge, lien, charge, mortgage, encumbrance, option, security or other interest in or over the Equity Interest that has been registered in his/her name, other than the Pledge created hereunder and the option granted under the Option Agreement, without the prior written consent from the Pledgee;

5.1.2                     comply with and implement laws and regulations with respect to the pledge of rights, present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within 5 days upon receiving such notices, orders or suggestions and take actions in accordance with the reasonable instructions of the Pledgee; and

5.1.3                     timely notify the Pledgee of any events or any received notices (i) which may affect the Equity Interest or any part of the Pledgee’s rights, (ii) which may change the Pledgor’ covenants or obligations under this Agreement or (iii) which may affect the Pledgor’s performance of their obligations under this Agreement, and take actions in accordance with the reasonable instructions of the Pledgee.

5.2                               The Pledgor agrees that the Pledgee’s right of exercising the Pledge under this Agreement shall not be suspended or hampered by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor.

5.3                               The Pledgor covenants to the Pledgee that in order to protect or perfect the security over the Secured Obligations, the Pledgor shall (i) execute in good faith and cause other parties who have interests in the Pledge to execute all the forms, instruments, agreements (including those required for the registration and de-registration of the Pledge with the AIC), and/or (ii) take actions and cause other parties who have interests in the Pledge to take actions as required by the Pledgee and (iii) allow the Pledgee to exercise the rights and authorization vested in the Pledgee under this Agreement.

5.4                               The Pledgor agrees to promptly make or cause to be made any filings or records, give or cause to be given any notices and take or cause to be taken any other actions as may be necessary under the laws of the PRC, to perfect the Pledge of the Pledged Collateral, including the AIC registration set forth in Section 3.1.

5.5                               The Pledgor covenants to the Pledgee that he/she will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate for all the losses suffered by the Pledgee for such Pledgor’s failure to perform or fully perform his/her guarantees, covenants, agreements, representations or conditions.

6.                                      Events of Default

6.1                               Each of the following shall constitute an Event of Default:

6.1.1                     Shanghai Quan Toodou or the Pledgor fails to make full and timely payment of any amounts due under the Secured

Obligations as required under the Services Agreement, License Agreements, Loan Agreement, Business Operations Agreement or Option Agreement, or an event of default (as defined and stipulated in those agreements) has occurred and is continuing;

6.1.2                     the Pledgor makes or has made any inaccurate, incomplete, misleading or untrue representations or warranties under Section 4, or is in violation or breach of any of the representations and warranties under Section 4;

6.1.3                     the Pledgor breaches any of the covenants under Section 5;

6.1.4                     the Pledgor breaches any other covenants, undertakings or obligations of the Pledgor set forth herein;

6.1.5                     the Pledgor is unable to perform its obligations under this Agreement due to the separation or merger of Shanghai Quan Toodou with other third parties or for any other reason;

6.1.6                     the Pledgor relinquishes all or any part of the Pledged Collateral or transfers or assigns all or any part of the Pledged Collateral without the prior written consent of the Pledgee (except the transfers or assigns permitted under the Option Agreement);

6.1.7                     any indebtedness, guarantee or other obligation of the Pledgor, whether pursuant to a contract or otherwise, (i) is accelerated as a result of a default thereunder and is required to be repaid or performed prior to the due date; or (ii) has become due and is not repaid or performed when due which, in the Pledgee’s reasonable view, has materially adversely affected the Pledgor’s ability to perform their obligations under this Agreement;

6.1.8                     this Agreement is illegal as a result of any applicable laws or the Pledgor is restricted from continuing to perform his/her obligations under this Agreement;

6.1.9                     any approval, permit, license or authorization from any applicable governmental entity (or registration or filing procedure) required for Shanghai Quan Toodou to provide Internet information services and/or value-added telecommunications services in the PRC is withdrawn, suspended, invalidated or materially amended;

6.1.10              any approval, permit, license or authorization from any applicable government authority required to perform this

Agreement or make this Agreement enforceable, legal and valid is withdrawn, suspended, invalidated or materially amended; or

6.1.11              any property owned by the Pledgor is altered or damaged which, in the Pledgee’s reasonable view, has materially adversely affected the Pledgor’s ability to perform their obligations under this Agreement.

6.2                               The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware or find that any event set forth in Section 6.1 or any events that may result in the foregoing events have occurred or are occurring.

6.3                               Unless an Event of Default set forth in Section 6.1 has been rectified to the Pledgee’s satisfaction, the Pledgee, at any time the event of default occurs or thereafter, may give a written notice of default to any or both Pledgor, and require such Pledgor(s), at the discretion of the Pledgee, to immediately make full payment of the outstanding amounts payable under the Loan Agreements, Services Agreement and/or License Agreements, and other payables, or dispose of the Pledge in accordance with Section 7 herein.

7.                                      Exercise of the Rights of the Pledge

7.1                               The Pledgor shall not transfer or assign the Pledged Collateral without prior written approval from the Pledgee prior to the full settlement and fulfillment of the Secured Obligations.

7.2                               The Pledgee may give a notice of exercise to the Pledgor and dispose of the Pledge at any time upon the occurrence of any Event of Settlement.

7.3                               Subject to Section 6.3, the Pledgee may exercise the right to dispose of the Pledge at any time when the Pledgee gives a notice of exercise in accordance with Section 6.3 or thereafter.

7.4                               The Pledgee is entitled to have priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the Pledged Collateral in accordance with legal procedures until the outstanding Secured Obligation or other monetary obligations payable by the Pledgor and/or Shanghai Quan Toodou is fully paid, repaid or otherwise settled.

7.5                               The Pledgor shall not hinder the Pledgee from disposing the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.

8.                                      Transfer or Assignment

8.1                               The Pledgor shall not donate or transfer her rights and obligations herein to any third party without prior written consent from the Pledgee.

8.2                               This Agreement shall be binding upon the Pledgor and each of her successor and be effective to the Pledgee and its successor and assignee.

8.3                               The Pledgee may transfer or assign all Secured Obligations and its right to the Pledge to any third party at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the Secured Obligations and its rights to the Pledge, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

8.4                               After a change to the Pledgee resulting from a transfer or assignment, the new parties to the pledge shall re-execute a pledge contract.

9.                                      Termination

This Agreement shall not terminate until the Term of the Pledge expires pursuant to Section 3 herein.

10.                               Force Majeure

10.1                        If this Agreement is delayed in or prevented from performing in the Event of Force Majeure (“Event of Force Majeure”), only within the limitation of such delay or prevention, the affected Party is absolved from any liability under this Agreement. Force Majeure, which includes acts of governments, acts of nature, fire, explosion, geographic change, flood, earthquake, tide, lightning, war, means any unforeseen events beyond the prevented Party’s reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. The Party affected by Force Majeure who claims for exemption from performing any obligations under this Agreement or under any Section herein shall notify the other party of such exemption promptly and advice it or her of the steps to be taken for completion of the performance.

10.2                        The Party affected by Force Majeure shall not assume any liability under this Agreement. However, subject to the Party affected by Force Majeure having taken its reasonable and practicable efforts to perform this Agreement, the Party claiming for exemption of the liabilities may only be exempted from performing such liability as within limitation of the part performance delayed or prevented by Force Majeure. Once causes for such exemption of liabilities are rectified and remedied, both Parties agree to resume performance of this Agreement with their best efforts.

11.                               Applicable Law and Dispute Resolution

11.1                        The execution, validity, performance and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the PRC.

11.2                        Both Parties shall strive to settle any dispute arising from the interpretation or performance through friendly consultation. In case no settlement can be reached through consultation, each Party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the then current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Shanghai. The arbitration award shall be final and binding upon both Parties. This article shall not be affected by the termination or elimination of this Agreement.

11.3                        In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, each Party shall continue to perform their obligations under this Agreement, except for the matters in dispute.

12.                               Notice

Any notice or correspondence, which is given by the Party as stipulated hereunder, shall be in Chinese and English writing and shall be delivered in person or by registered or prepaid mail or recognized express service, or be transmitted by telex or facsimile to the following addresses:

PLEDGEE	:	RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
Address	:	Room 22301-1007, No. 14 Building, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-technology Zone, Shanghai, PRC.
Fax	:	021-51702388
Tele	:	021-51702355
Addressee	:	Yu Bin

Yu Zhou
Address	:	Room B-304, No.6 Pikuhutong, Xicheng District, Beijing,

China
Fax	:	010-59708818
Tele	:	010-58851881
Addressee	:	Yu Zhou

13.                               Appendices

The appendices to this Agreement constitute an integral part of this Agreement.

14.                               Waiver

The Pledgee’s non-exercise or delay in exercise of any rights, remedies, power or privileges hereunder shall not be deemed as the waiver of such rights, remedies, power or privileges. Any single or partial exercise of the rights, remedies, power and privileges shall not exclude the Pledgee from exercising any other rights, remedies, power and privileges. The rights, remedies, power and privileges hereunder are accumulative and shall not exclude the application of any other rights, remedies, power and privileges stipulated by laws.

15.                               Miscellaneous

15.1                        Any amendments, modifications or supplements to this Agreement shall be in writing and come into effect upon being executed and sealed by both Parties hereto.

15.2                        In case any terms and stipulations in this Agreement are regarded as illegal or can not be performed in accordance with the applicable law, such terms and stipulations shall be deemed to ineffective and not enforceable within the scope governed by the applicable law, and the remaining stipulations will remain effective.

15.3                        This Agreement amends and restates all Previous Agreements. In the event of any discrepancy between this Agreement and any Previous Agreement, this Agreement shall prevail to the extent of the discrepant provisions.

15.4                        This Agreement is prepared in both English and Chinese. In case of any discrepancy between the English and Chinese versions, the Chinese version shall prevail.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first written above.

PLEDGEE: RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
(Company Seal)

By:	/s/ Yu Bin
Authorized Representative: Yu Bin

PLEDGOR: Yu Zhou

By:	/s/ Yu Zhou

EQUITY INTEREST PLEDGE AGREEMENT

This Equity Interest Pledge Agreement (this “Agreement”) is entered in Shanghai, the People’s Republic of China (“PRC”, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan, for the purposes of this Agreement) and dated January 28, 2013 by and among the following parties:

(1)                                 PLEDGEE: RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
Registered Address: Room 22301-1007, No. 14 Building, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-technology Zone, Shanghai, PRC.
Legal Representative: YU Bin

and

(2)                                 PLEDGOR: Qin Qiong

ID Card No: 310108197109214485

Address: Room 702, No 2, Lane 1220, Jiangning Road, Putuo District, Shanghai, China

WHEREAS:

A.                                    Qin Qiong is a PRC citizen, and owns 66.7% equity interest in Shanghai Quan Toodou Network Science and Technology Co., Ltd.  (“Shanghai Quan Toodou”).

B.                                   Shanghai Quan Toodou is a limited liability company registered in Shanghai engaging in the business of Internet information services, value-added telecommunication services, etc.

C.                                    The Pledgor entered into a Loan Agreement on January 28 2013 (the “Loan Agreement”), pursuant to which Reshuffle Technology (Shanghai) Co., Ltd will extend loans in an aggregate amount of RMB100,000,000 (the Loan) to the Pledgor.

D.                                    The Pledgee, a wholly foreign-owned company registered in Shanghai, PRC, has been licensed by the PRC relevant government authority to carry on the business of computer software products and Internet products development, sale and services, etc. The Pledgee and Shanghai Quan Toodou entered into an Exclusive Technical and Consulting Services Agreement on January 28 2013, pursuant to which Shanghai Quan Toodou is required to  pay service fees (the “Service Fees”) to the Pledgee in consideration of the corresponding services to be provided by the Pledgee (the “Services Agreement”).

E                                        Simultaneous with the execution of this Agreement, the Pledgee, the Pledgor, Liu Dele, Yu Zhou and Shanghai Quan Toodou have also entered into a Business Operations Agreement, pursuant to which the Pledgee is authorized to exercise the shareholder’s rights of the Pledgor, Liu Dele and Yu Zhou, and exerts control over the daily operation of Shanghai Quan Toodou through contractual arrangements (the Business Operations Agreements)

F.                                      Simultaneous with the execution of this Agreement, the Pledgor have also entered into an Equity Option Agreement with the Pledgee, pursuant to which the Pledgor grants to the Pledgee an exclusive right to purchase the Equity Interest (as defined below) at any time upon satisfaction of various requirements under the PRC law (the “Option Agreement”).

G.                                    The Pledgee and the Pledgor entered into an equity interest pledge agreement (Original Agreement) on Aug 22, 2012, pursuant to which the Pledgor pledged all its equity interest in Shanghai Quan Toodou to the Pledgee. The Pledgee and Pledgor hereby agreed to enter into this Agreement to restate the Original Agreement. The Pledgee and the Pledgor further acknowledge that this Agreement does not substantially change the Original Agreement, and the provisions of this Agreement reflect the intention of the Parties when they executed the Original agreement.

H.                                   In order to ensure that (i) the Pledgor repay the Loan under the Loan Agreement; (ii) the Pledgee collects Service Fees under the Services Agreement, (iii) the Pledgor’ other obligations under the Option Agreement are fulfilled, (iv) the Pledgor’s and Shanghai Quan Toodou’s obligations under the Business Operations Agreement are fulfilled, and (v) all other debts, monetary liabilities or other payment obligations owed to the Pledgee by the Pledgor and/or Shanghai Quan Toodou, arising under or in relation to the Services Agreement or the Loan Agreement, or the Business Operations Agreement or the Option Agreement, including, but not limited to, any obligation to pay damages for a breach of any obligation of the Pledgor or Shanghai Quan Toodou under the Loan Agreement or the Services Agreement (as applicable), are paid, the Pledgor are willing to pledge all the Equity Interest (as defined below) in Shanghai Quan Toodou to the Pledgee as security for the above-mentioned obligations of the Pledgor and Shanghai Quan Toodou (collectively, the “Secured Obligations”).

In order to set forth each Party’s rights and obligations, the Pledgee and the Pledgor through mutual negotiations hereby enter into this Agreement based upon the following terms:

1.                                      Definitions

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1                               “Pledge” means the full content of Section 2 hereunder.

1.2                               “Equity Interest” means all the equity interests in Shanghai Quan Toodou held by the relevant Pledgor (including all present and future rights and benefits based on such equity interests), and any additional equity interests in Shanghai Quan Toodou acquired by such Pledgor subsequent to the date hereof. For the avoidance of any doubt, on the date hereof, Qin Qiong holds a 66.7% equity interests (representing RMB 100 million in registered capital, of which RMB 20 million has been actually contributed) in Shanghai Quan Toodou.

1.3                               “Event of Default” means any event in accordance with Section 6 hereunder.

1.4                               “Notice of Default” means the notice of default issued by the Pledgee in accordance with this Agreement.

1.5                               “Effective Date” This Agreement shall be effective upon its being signed by the Parties hereunder. Notwithstanding the foregoing, the Pledge (as defined in Section 2.1) shall only come into effect in accordance with Section 3 of this Agreement.

2.                                      Pledge

2.1                               The Pledgor hereby pledges, and if required, transfers and assigns all his/her rights, titles and interests in the Equity Interest in Shanghai Quan Toodou to the Pledgee as security for all of the Secured Obligations (the “Pledge”) of an amount up to the Maximum Amount (as defined below), and grant a first priority security interest in all rights, titles and interests that he/she has or may at any time hereafter acquire in and to the Equity Interest, together with all equity or other ownership interests representing a dividend on the Equity Interest, a distribution or return of capital upon or in respect of such Equity Interest, any subscription, first refusal, pre-emptive or other purchase rights with respect to or arising from such Equity Interest, any voting rights with respect to such Equity Interest or any other interest in Shanghai Quan Toodou which, by reason of notice or lapse of time or the occurrence of other events, may be converted into a direct equity interest in Shanghai Quan Toodou, and all proceeds of the foregoing (collectively, the “Pledged Collateral”).

2.1.3                     Both Parties understand and agree that the monetary valuation arising from, relating to or in connection with the Secured Obligations shall be a variable and floating valuation until the Settlement Date (as defined below). Therefore, based on the reasonable assessment and evaluation by the Pledgor and the Pledgee of the Secured Obligations and the Pledged Collateral,

the Pledgor and the Pledgee mutually acknowledge and agree that the Pledge shall aggregately secure the Secured Obligations for a maximum amount of RMB 100,000,000 (the “Maximum Amount”) prior to the Settlement Date.

The Pledgor and the Pledgee may, taking into account the fluctuation in the monetary value of the Secured Obligations and the Pledged Collateral, adjust the Maximum Amount based on mutual agreement by amending and supplementing this Agreement, from time to time, prior to the Settlement Date.

2.1.4                     Upon the occurrence of any of the events below (each an “Event of Settlement”), the Secured Obligations shall be fixed at a value of the sum of all Secured Obligations that are due, outstanding and payable to the Pledgee on or immediately prior to the date of such occurrence (the “Fixed Obligations”):

(d)                                 the occurrence of an Event of Default pursuant to Section 6 that is not resolved, which results in the Pledgee serving a Notice of Default to the relevant Pledgor(s) pursuant to Section 6.3;

(e)                                  the Pledgee reasonably determines (having made due enquiries) that the  Pledgor and/or Shanghai Quan Toodou is insolvent or could potentially be made insolvent; or

(f)                                   any other event that requires the settlement of the Secured Obligations in accordance with relevant laws of the PRC.

2.2                               For the avoidance of doubt, the day of the occurrence of an Event of Settlement shall be the settlement date (the “Settlement Date”). On or after the Settlement Date, the Pledgee shall be entitled, at the election of the Pledgee, to enforce the Pledge in accordance with Section 7.

2.3                               The Pledgee is entitled to collect dividends or other distributions, if any, arising from the Equity Interest during the Term of the Pledge (as defined below).

3.                                     Effectiveness of Pledge, Scope and Term

3.3                               The Pledgor shall, promptly after the execution of this Agreement, register this Agreement and the Pledge hereunder with the State Administration for Industry and Commerce of the PRC or its competent local counterpart (the “AIC”). The Pledgor shall deliver to the Pledgee a copy of the registration or filing certificate from the AIC within 7 days from the date of submission of the application for registration of this Agreement and Pledge with the AIC.

3.4                               The Pledge shall be effective upon the registration of the Pledge with the AIC in accordance with Section 3.1 above. The term of the Pledge shall commence on the date when the Pledge is registered with the AIC and shall expire on the earlier of (a) the date on which all outstanding Secured Obligations are paid in full or otherwise satisfied (as applicable) or (b) the Pledgee enforces the Pledge pursuant to the terms and conditions hereof, to satisfy its rights under the Secured Obligations and Pledged Collateral in full (the “Term of the Pledge”).

4.                                      Representations and Warranties of the Pledgor

The Pledgor hereby makes the following representations and warranties to the Pledgee and confirms that the Pledgee executes this Agreement in reliance on such representations and warranties:

4.1                               The Pledgor is the legal owner of the Equity Interest that has been registered in his/her name, and is entitled to create a pledge on such Equity Interest.

4.2                               None of the Pledged Collateral or the Pledge will be interfered with by any other pledgee at any time once the Pledgee exercises the rights of the Pledge in accordance with this Agreement.

4.3                               The Pledgee shall be entitled to dispose or assign the Pledge in accordance with the relevant laws and this Agreement.

4.4                               All necessary authorizations have been obtained for the execution and performance of this Agreement by the Pledgor and the execution and performance of this Agreement by the Pledgor does not violate any applicable laws or regulations.

4.5                               The Pledgor warrants that there is no on-going civil, administrative or criminal litigation or administrative punishment or arbitration related to the Equity Interest and is not aware of any such action pending or likely to be pending in the future as of the date of this Agreement.

4.6                               There are no outstanding taxes, fees or undecided legal procedures related to the Equity Interest as of the date of this Agreement.

4.7                               Each stipulation hereunder is the expression of each Party’s true intention and shall be binding upon both Parties.

5.                                      Covenants of the Pledgor

5.1                               The Pledgor covenants to the Pledgee that he/she shall:

5.1.1                     not transfer or assign the Equity Interest, or create or permit to be created any pledge, lien, charge, mortgage, encumbrance, option, security or other interest in or over the Equity Interest that has been registered in his/her name, other than the Pledge created hereunder and the option granted under the Option Agreement, without the prior written consent from the Pledgee;

5.1.2                     comply with and implement laws and regulations with respect to the pledge of rights, present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within 5 days upon receiving such notices, orders or suggestions and take actions in accordance with the reasonable instructions of the Pledgee; and

5.1.3                     timely notify the Pledgee of any events or any received notices (i) which may affect the Equity Interest or any part of the Pledgee’s rights, (ii) which may change the Pledgor’ covenants or obligations under this Agreement or (iii) which may affect the Pledgor’s performance of their obligations under this Agreement, and take actions in accordance with the reasonable instructions of the Pledgee.

5.2                               The Pledgor agrees that the Pledgee’s right of exercising the Pledge under this Agreement shall not be suspended or hampered by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor.

5.3                               The Pledgor covenants to the Pledgee that in order to protect or perfect the security over the Secured Obligations, the Pledgor shall (i) execute in good faith and cause other parties who have interests in the Pledge to execute all the forms, instruments, agreements (including those required for the registration and de-registration of the Pledge with the AIC), and/or (ii) take actions and cause other parties who have interests in the Pledge to take actions as required by the Pledgee and (iii) allow the Pledgee to exercise the rights and authorization vested in the Pledgee under this Agreement.

5.4                               The Pledgor agrees to promptly make or cause to be made any filings or records, give or cause to be given any notices and take or cause to be taken any other actions as may be necessary under the laws of the PRC, to perfect the Pledge of the Pledged Collateral, including the AIC registration set forth in Section 3.1.

5.5                               The Pledgor covenants to the Pledgee that he/she will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate for all the losses suffered by the Pledgee for such Pledgor’s failure to perform or fully perform his/her guarantees, covenants, agreements, representations or conditions.

6.                                      Events of Default

6.1                               Each of the following shall constitute an Event of Default:

6.1.1                     Shanghai Quan Toodou or the Pledgor fails to make full and timely payment of any amounts due under the Secured Obligations as required under the Services Agreement, License Agreements, Loan Agreement, Business Operations Agreement or Option Agreement, or an event of default (as defined and stipulated in those agreements) has occurred and is continuing;

6.1.2                     the Pledgor makes or has made any inaccurate, incomplete, misleading or untrue representations or warranties under Section 4, or is in violation or breach of any of the representations and warranties under Section 4;

6.1.3                     the Pledgor breaches any of the covenants under Section 5;

6.1.4                     the Pledgor breaches any other covenants, undertakings or obligations of the Pledgor set forth herein;

6.1.5                     the Pledgor is unable to perform its obligations under this Agreement due to the separation or merger of Shanghai Quan Toodou with other third parties or for any other reason;

6.1.6                     the Pledgor relinquishes all or any part of the Pledged Collateral or transfers or assigns all or any part of the Pledged Collateral without the prior written consent of the Pledgee (except the transfers or assigns permitted under the Option Agreement);

6.1.7                     any indebtedness, guarantee or other obligation of the Pledgor, whether pursuant to a contract or otherwise, (i) is accelerated as a result of a default thereunder and is required to be repaid or performed prior to the due date; or (ii) has become due and is not repaid or performed when due which, in the Pledgee’s reasonable view, has materially adversely affected the Pledgor’s ability to perform their obligations under this Agreement;

6.1.8                     this Agreement is illegal as a result of any applicable laws or the Pledgor is restricted from continuing to perform his/her obligations under this Agreement;

6.1.9                     any approval, permit, license or authorization from any applicable governmental entity (or registration or filing procedure) required for Shanghai Quan Toodou to provide Internet information services and/or value-added telecommunications services in the PRC is withdrawn, suspended, invalidated or materially amended;

6.1.10              any approval, permit, license or authorization from any applicable government authority required to perform this Agreement or make this Agreement enforceable, legal and valid is withdrawn, suspended, invalidated or materially amended; or

6.1.11              any property owned by the Pledgor is altered or damaged which, in the Pledgee’s reasonable view, has materially adversely affected the Pledgor’s ability to perform their obligations under this Agreement.

6.2                               The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware or find that any event set forth in Section 6.1 or any events that may result in the foregoing events have occurred or are occurring.

6.3                               Unless an Event of Default set forth in Section 6.1 has been rectified to the Pledgee’s satisfaction, the Pledgee, at any time the event of default occurs or thereafter, may give a written notice of default to any or both Pledgor, and require such Pledgor(s), at the discretion of the Pledgee, to immediately make full payment of the outstanding amounts payable under the Loan Agreements, Services Agreement and/or License Agreements, and other payables, or dispose of the Pledge in accordance with Section 7 herein.

7.                                      Exercise of the Rights of the Pledge

7.1                               The Pledgor shall not transfer or assign the Pledged Collateral without prior written approval from the Pledgee prior to the full settlement and fulfillment of the Secured Obligations.

7.2                               The Pledgee may give a notice of exercise to the Pledgor and dispose of the Pledge at any time upon the occurrence of any Event of Settlement.

7.3                               Subject to Section 6.3, the Pledgee may exercise the right to dispose of the Pledge at any time when the Pledgee gives a notice of exercise in accordance with Section 6.3 or thereafter.

7.4                               The Pledgee is entitled to have priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the Pledged Collateral in accordance with legal procedures until the outstanding Secured Obligation or other monetary obligations payable by the Pledgor and/or Shanghai Quan Toodou is fully paid, repaid or otherwise settled.

7.5                               The Pledgor shall not hinder the Pledgee from disposing the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.

8.                                      Transfer or Assignment

8.1                               The Pledgor shall not donate or transfer her rights and obligations herein to any third party without prior written consent from the Pledgee.

8.2                               This Agreement shall be binding upon the Pledgor and each of her successor and be effective to the Pledgee and its successor and assignee.

8.3                               The Pledgee may transfer or assign all Secured Obligations and its right to the Pledge to any third party at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the Secured Obligations and its rights to the Pledge, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

8.4                               After a change to the Pledgee resulting from a transfer or assignment, the new parties to the pledge shall re-execute a pledge contract.

9.                                      Termination

This Agreement shall not terminate until the Term of the Pledge expires pursuant to Section 3 herein.

10.                               Force Majeure

10.1                        If this Agreement is delayed in or prevented from performing in the Event of Force Majeure (“Event of Force Majeure”), only within the limitation of such delay or prevention, the affected Party is absolved from any liability under this Agreement. Force Majeure, which includes acts of governments, acts of nature, fire, explosion, geographic change, flood, earthquake, tide, lightning, war, means any unforeseen events beyond the prevented Party’s reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. The Party affected by Force Majeure who claims for exemption from performing any obligations under this Agreement or under any Section herein shall notify the other party of such exemption promptly and advice it or her of the steps to be taken for completion of the performance.

10.2                        The Party affected by Force Majeure shall not assume any liability under this Agreement. However, subject to the Party affected by Force Majeure having taken its reasonable and practicable efforts to perform this Agreement, the Party claiming for exemption of the liabilities may only be exempted from performing such liability as within limitation of the part performance delayed or prevented by Force Majeure. Once causes for such exemption of liabilities are rectified and remedied, both Parties agree to resume performance of this Agreement with their best efforts.

11.                               Applicable Law and Dispute Resolution

11.1                        The execution, validity, performance and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the PRC.

11.2                        Both Parties shall strive to settle any dispute arising from the interpretation or performance through friendly consultation. In case no settlement can be reached through consultation, each Party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the then current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Shanghai. The arbitration award shall be final and binding upon both Parties. This article shall not be affected by the termination or elimination of this Agreement.

11.3                        In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, each Party shall continue to perform their obligations under this Agreement, except for the matters in dispute.

12.                               Notice

Any notice or correspondence, which is given by the Party as stipulated hereunder, shall be in Chinese and English writing and shall be delivered in person or by registered or prepaid mail or recognized express service, or be transmitted by telex or facsimile to the following addresses:

PLEDGEE	:	RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
Address	:	Room 22301-1007, No. 14 Building, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-technology Zone, Shanghai, PRC.
Fax	:	021-51702388
Tele	:	021-51702355
Addressee	:	Yu Bin

Qin Qiong
Address	:	Room 702, No 2, Lane 1220, Jiangning Road, Putuo District, Shanghai, China
Fax	:	010-59708818
Tele	:	010-58851881
Addressee	:	Qin Qiong

13.                               Appendices

The appendices to this Agreement constitute an integral part of this Agreement.

14.                               Waiver

The Pledgee’s non-exercise or delay in exercise of any rights, remedies, power or privileges hereunder shall not be deemed as the waiver of such rights, remedies, power or privileges. Any single or partial exercise of the rights, remedies, power and privileges shall not exclude the Pledgee from exercising any other rights, remedies, power and privileges. The rights, remedies, power and privileges hereunder are accumulative and shall not exclude the application of any other rights, remedies, power and privileges stipulated by laws.

15.                               Miscellaneous

15.1                        Any amendments, modifications or supplements to this Agreement shall be in writing and come into effect upon being executed and sealed by both Parties hereto.

15.2                        In case any terms and stipulations in this Agreement are regarded as illegal or can not be performed in accordance with the applicable law, such terms and stipulations shall be deemed to ineffective and not enforceable within the scope governed by the applicable law, and the remaining stipulations will remain effective.

15.5                        This Agreement amends and restates all Previous Agreements. In the event of any discrepancy between this Agreement and any Previous Agreement, this Agreement shall prevail to the extent of the discrepant provisions.

15.6                        This Agreement is prepared in both English and Chinese. In case of any discrepancy between the English and Chinese versions, the Chinese version shall prevail.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first written above.

PLEDGEE: RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
(Company Seal)

By:	/s/ Yu Bin
Authorized Representative: Yu Bin

PLEDGOR: Qin Qiong

By:	/s/ Qin Qiong

EQUITY INTEREST PLEDGE AGREEMENT

This Equity Interest Pledge Agreement (this “Agreement”) is entered in Shanghai, the People’s Republic of China (“PRC”, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan, for the purposes of this Agreement) and dated January 28, 2013 by and among the following parties:

(1)                                 PLEDGEE: RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD

Registered Address: Room 22301-1007, No. 14 Building, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-technology Zone, Shanghai, PRC.

Legal Representative: Yu Bin

and

(2)                                 PLEDGOR: Liu Dele

ID Card No: 310101196805284437

Address: Room 1701, Tower D, Sunz Garden, 98 Jianguo Road, Chaoyang District, Beijing, China

WHEREAS:

A.                                    Liu Dele is a PRC citizen, and owns 15.3% equity interest in Shanghai Quan Toodou Network Science and Technology Co., Ltd.  (“Shanghai Quan Toodou”).

B.                                    Shanghai Quan Toodou is a limited liability company registered in Shanghai engaging in the business of Internet information services, value-added telecommunication services, etc.

C.                                    The Pledgor entered into a Loan Agreement on January 28, 2013 (the “Loan Agreement”), pursuant to which Reshuffle Technology (Shanghai) Co., Ltd extended loans in an aggregate amount of RMB23,000,000 (the Loan) to the Pledgor.

D.                                    The Pledgee, a wholly foreign-owned company registered in Shanghai, PRC, has been licensed by the PRC relevant government authority to carry on the business of computer software products and Internet products development, sale and services, etc. The Pledgee and Shanghai Quan Toodou entered into an Exclusive Technical and Consulting Services Agreement on January 28, 2013, pursuant to which Shanghai Quan Toodou is required to  pay service fees (the “Service Fees”) to the Pledgee in consideration of the corresponding services to be provided by the Pledgee (the “Services Agreement”).

E                                        Simultaneous with the execution of this Agreement, the Pledgee, the Pledgor, Qin Qiong, Yu Zhou and Shanghai Quan Toodou have also entered into a Business Operations Agreement, pursuant to which the Pledgee is authorized to exercise the shareholder’s rights of the Pledgor, Qin Qiong and Yu Zhou, and exerts control over the daily operation of Shanghai Quan Toodou through contractual arrangements (the Business Operations Agreements)

F.                                      Simultaneous with the execution of this Agreement, the Pledgor have also entered into an Equity Option Agreement with the Pledgee, pursuant to which the Pledgor grants to the Pledgee an exclusive right to purchase the Equity Interest (as defined below) at any time upon satisfaction of various requirements under the PRC law (the “Option Agreement”).

G.                                    In order to ensure that (i) the Pledgor repay the Loan under the Loan Agreement; (ii) the Pledgee collects Service Fees under the Services Agreement, (iii) the Pledgor’ other obligations under the Option Agreement are fulfilled, (iv) the Pledgor’s and Shanghai Quan Toodou’s obligations under the Business Operations Agreement are fulfilled, and (v) all other debts, monetary liabilities or other payment obligations owed to the Pledgee by the Pledgor and/or Shanghai Quan Toodou, arising under or in relation to the Services Agreement or the Loan Agreement, or the Business Operations Agreement or the Option Agreement, including, but not limited to, any obligation to pay damages for a breach of any obligation of the Pledgor or Shanghai Quan Toodou under the Loan Agreement or the Services Agreement (as applicable), are paid, the Pledgor are willing to pledge all the Equity Interest (as defined below) in Shanghai Quan Toodou to the Pledgee as security for the above-mentioned obligations of the Pledgor and Shanghai Quan Toodou (collectively, the “Secured Obligations”).

In order to set forth each Party’s rights and obligations, the Pledgee and the Pledgor through mutual negotiations hereby enter into this Agreement based upon the following terms:

1.                                     Definitions

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1                               “Pledge” means the full content of Section 2 hereunder.

1.2                               “Equity Interest” means all the equity interests in Shanghai Quan Toodou held by the relevant Pledgor (including all present and future rights and benefits based on such equity interests), and any additional equity interests in Shanghai Quan Toodou acquired by such Pledgor subsequent to the date hereof. For the avoidance of any doubt, on the date hereof, Liu Dele holds an 15.3% equity interests (amounting to RMB 23million) in Shanghai Quan Toodou.

1.3                               “Event of Default” means any event in accordance with Section 6 hereunder.

1.4                               “Notice of Default” means the notice of default issued by the Pledgee in accordance with this Agreement.

1.5                               “Effective Date” This Agreement shall be effective upon its being signed by the Parties hereunder. Notwithstanding the foregoing, the Pledge (as defined in Section 2.1) shall only come into effect in accordance with Section 3 of this Agreement.

2.                                      Pledge

2.1                               The Pledgor hereby pledges, and if required, transfers and assigns all his/her rights, titles and interests in the Equity Interest in Shanghai Quan Toodou to the Pledgee as security for all of the Secured Obligations (the “Pledge”) of an amount up to the Maximum Amount (as defined below), and grant a first priority security interest in all rights, titles and interests that he/she has or may at any time hereafter acquire in and to the Equity Interest, together with all equity or other ownership interests representing a dividend on the Equity Interest, a distribution or return of capital upon or in respect of such Equity Interest, any subscription, first refusal, pre-emptive or other purchase rights with respect to or arising from such Equity Interest, any voting rights with respect to such Equity Interest or any other interest in Shanghai Quan Toodou which, by reason of notice or lapse of time or the occurrence of other events, may be converted into a direct equity interest in Shanghai Quan Toodou, and all proceeds of the foregoing (collectively, the “Pledged Collateral”).

2.1.5                     Both Parties understand and agree that the monetary valuation arising from, relating to or in connection with the Secured Obligations shall be a variable and floating valuation until the Settlement Date (as defined below). Therefore, based on the reasonable assessment and evaluation by the Pledgor and the Pledgee of the Secured Obligations and the Pledged Collateral, the Pledgor and the Pledgee mutually acknowledge and agree that the Pledge shall aggregately secure the Secured Obligations for a maximum amount of RMB 23,000,000 (the “Maximum Amount”) prior to the Settlement Date.

The Pledgor and the Pledgee may, taking into account the fluctuation in the monetary value of the Secured Obligations and the Pledged Collateral, adjust the Maximum Amount based on mutual agreement by amending and supplementing this Agreement, from time to time, prior to the Settlement Date.

2.1.6                     Upon the occurrence of any of the events below (each an

“Event of Settlement”), the Secured Obligations shall be fixed at a value of the sum of all Secured Obligations that are due, outstanding and payable to the Pledgee on or immediately prior to the date of such occurrence (the “Fixed Obligations”):

(g)                                  the occurrence of an Event of Default pursuant to Section 6 that is not resolved, which results in the Pledgee serving a Notice of Default to the relevant Pledgor(s) pursuant to Section 6.3;

(h)                                 the Pledgee reasonably determines (having made due enquiries) that the  Pledgor and/or Shanghai Quan Toodou is insolvent or could potentially be made insolvent; or

(i)                                   any other event that requires the settlement of the Secured Obligations in accordance with relevant laws of the PRC.

2.2                               For the avoidance of doubt, the day of the occurrence of an Event of Settlement shall be the settlement date (the “Settlement Date”). On or after the Settlement Date, the Pledgee shall be entitled, at the election of the Pledgee, to enforce the Pledge in accordance with Section 7.

2.3                               The Pledgee is entitled to collect dividends or other distributions, if any, arising from the Equity Interest during the Term of the Pledge (as defined below).

3.                                      Effectiveness of Pledge, Scope and Term

3.5                               The Pledgor shall, promptly after the execution of this Agreement, register this Agreement and the Pledge hereunder with the State Administration for Industry and Commerce of the PRC or its competent local counterpart (the “AIC”). The Pledgor shall deliver to the Pledgee a copy of the registration or filing certificate from the AIC within 7 days from the date of submission of the application for registration of this Agreement and Pledge with the AIC.

3.6                               The Pledge shall be effective upon the registration of the Pledge with the AIC in accordance with Section 3.1 above. The term of the Pledge shall commence on the date when the Pledge is registered with the AIC and shall expire on the earlier of (a) the date on which all outstanding Secured Obligations are paid in full or otherwise satisfied (as applicable) or (b) the Pledgee enforces the Pledge pursuant to the terms and conditions hereof, to satisfy its rights under the Secured Obligations and Pledged Collateral in full (the “Term of the Pledge”).

4.                                      Representations and Warranties of the Pledgor

The Pledgor hereby makes the following representations and warranties to the Pledgee and confirms that the Pledgee executes this Agreement in reliance on such representations and warranties:

4.1                               The Pledgor is the legal owner of the Equity Interest that has been registered in his/her name, and is entitled to create a pledge on such Equity Interest.

4.2                               None of the Pledged Collateral or the Pledge will be interfered with by any other pledgee at any time once the Pledgee exercises the rights of the Pledge in accordance with this Agreement.

4.3                               The Pledgee shall be entitled to dispose or assign the Pledge in accordance with the relevant laws and this Agreement.

4.4                               All necessary authorizations have been obtained for the execution and performance of this Agreement by the Pledgor and the execution and performance of this Agreement by the Pledgor does not violate any applicable laws or regulations.

4.5                               The Pledgor warrants that there is no on-going civil, administrative or criminal litigation or administrative punishment or arbitration related to the Equity Interest and is not aware of any such action pending or likely to be pending in the future as of the date of this Agreement.

4.6                               There are no outstanding taxes, fees or undecided legal procedures related to the Equity Interest as of the date of this Agreement.

4.7                               Each stipulation hereunder is the expression of each Party’s true intention and shall be binding upon both Parties.

5.                                      Covenants of the Pledgor

5.1                               The Pledgor covenants to the Pledgee that he/she shall:

5.1.1                     not transfer or assign the Equity Interest, or create or permit to be created any pledge, lien, charge, mortgage, encumbrance, option, security or other interest in or over the Equity Interest that has been registered in his/her name, other than the Pledge created hereunder and the option granted under the Option Agreement, without the prior written consent from the Pledgee;

5.1.2                     comply with and implement laws and regulations with respect to the pledge of rights, present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within 5 days upon receiving such notices, orders or suggestions and take actions in accordance with the reasonable instructions of the Pledgee; and

5.1.3                     timely notify the Pledgee of any events or any received notices (i) which may affect the Equity Interest or any part of the Pledgee’s rights, (ii) which may change the Pledgor’ covenants or obligations under this Agreement or (iii) which may affect the Pledgor’s performance of their obligations under this Agreement, and take actions in accordance with the reasonable instructions of the Pledgee.

5.2                               The Pledgor agrees that the Pledgee’s right of exercising the Pledge under this Agreement shall not be suspended or hampered by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor.

5.3                               The Pledgor covenants to the Pledgee that in order to protect or perfect the security over the Secured Obligations, the Pledgor shall (i) execute in good faith and cause other parties who have interests in the Pledge to execute all the forms, instruments, agreements (including those required for the registration and de-registration of the Pledge with the AIC), and/or (ii) take actions and cause other parties who have interests in the Pledge to take actions as required by the Pledgee and (iii) allow the Pledgee to exercise the rights and authorization vested in the Pledgee under this Agreement.

5.4                               The Pledgor agrees to promptly make or cause to be made any filings or records, give or cause to be given any notices and take or cause to be taken any other actions as may be necessary under the laws of the PRC, to perfect the Pledge of the Pledged Collateral, including the AIC registration set forth in Section 3.1.

5.5                               The Pledgor covenants to the Pledgee that he/she will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate for all the losses suffered by the Pledgee for such Pledgor’s failure to perform or fully perform his/her guarantees, covenants, agreements, representations or conditions.

6.                                      Events of Default

6.1                               Each of the following shall constitute an Event of Default:

6.1.1                     Shanghai Quan Toodou or the Pledgor fails to make full and timely payment of any amounts due under the Secured Obligations as required under the Services Agreement, License Agreements, Loan Agreement, Business Operations Agreement or Option Agreement, or an event of default (as defined and stipulated in those agreements) has occurred and is continuing;

6.1.2                     the Pledgor makes or has made any inaccurate, incomplete, misleading or untrue representations or warranties under Section 4, or is in violation or breach of any of the representations and warranties under Section 4;

6.1.3                     the Pledgor breaches any of the covenants under Section 5;

6.1.4                     the Pledgor breaches any other covenants, undertakings or obligations of the Pledgor set forth herein;

6.1.5                     the Pledgor is unable to perform its obligations under this Agreement due to the separation or merger of Shanghai Quan Toodou with other third parties or for any other reason;

6.1.6                     the Pledgor relinquishes all or any part of the Pledged Collateral or transfers or assigns all or any part of the Pledged Collateral without the prior written consent of the Pledgee (except the transfers or assigns permitted under the Option Agreement);

6.1.7                     any indebtedness, guarantee or other obligation of the Pledgor, whether pursuant to a contract or otherwise, (i) is accelerated as a result of a default thereunder and is required to be repaid or performed prior to the due date; or (ii) has become due and is not repaid or performed when due which, in the Pledgee’s reasonable view, has materially adversely affected the Pledgor’s ability to perform their obligations under this Agreement;

6.1.8                     this Agreement is illegal as a result of any applicable laws or the Pledgor is restricted from continuing to perform his/her obligations under this Agreement;

6.1.9                     any approval, permit, license or authorization from any applicable governmental entity (or registration or filing procedure) required for Shanghai Quan Toodou to provide Internet information services and/or value-added telecommunications services in the PRC is withdrawn, suspended, invalidated or materially amended;

6.1.10              any approval, permit, license or authorization from any applicable government authority required to perform this Agreement or make this Agreement enforceable, legal and valid is withdrawn, suspended, invalidated or materially amended; or

6.1.11              any property owned by the Pledgor is altered or damaged which,

in the Pledgee’s reasonable view, has materially adversely affected the Pledgor’s ability to perform their obligations under this Agreement.

6.2                               The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware or find that any event set forth in Section 6.1 or any events that may result in the foregoing events have occurred or are occurring.

6.3                               Unless an Event of Default set forth in Section 6.1 has been rectified to the Pledgee’s satisfaction, the Pledgee, at any time the event of default occurs or thereafter, may give a written notice of default to any or both Pledgor, and require such Pledgor(s), at the discretion of the Pledgee, to immediately make full payment of the outstanding amounts payable under the Loan Agreements, Services Agreement and/or License Agreements, and other payables, or dispose of the Pledge in accordance with Section 7 herein.

7.                                      Exercise of the Rights of the Pledge

7.1                               The Pledgor shall not transfer or assign the Pledged Collateral without prior written approval from the Pledgee prior to the full settlement and fulfillment of the Secured Obligations.

7.2                               The Pledgee may give a notice of exercise to the Pledgor and dispose of the Pledge at any time upon the occurrence of any Event of Settlement.

7.3                               Subject to Section 6.3, the Pledgee may exercise the right to dispose of the Pledge at any time when the Pledgee gives a notice of exercise in accordance with Section 6.3 or thereafter.

7.4                               The Pledgee is entitled to have priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the Pledged Collateral in accordance with legal procedures until the outstanding Secured Obligation or other monetary obligations payable by the Pledgor and/or Shanghai Quan Toodou is fully paid, repaid or otherwise settled.

7.5                               The Pledgor shall not hinder the Pledgee from disposing the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.

8.                                     Transfer or Assignment

8.1                               The Pledgor shall not donate or transfer her rights and obligations herein to any third party without prior written consent from the

Pledgee.

8.2                               This Agreement shall be binding upon the Pledgor and each of her successor and be effective to the Pledgee and its successor and assignee.

8.3                               The Pledgee may transfer or assign all Secured Obligations and its right to the Pledge to any third party at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the Secured Obligations and its rights to the Pledge, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

8.4                               After a change to the Pledgee resulting from a transfer or assignment, the new parties to the pledge shall re-execute a pledge contract.

9.                                      Termination

This Agreement shall not terminate until the Term of the Pledge expires pursuant to Section 3 herein.

10.                               Force Majeure

10.1                        If this Agreement is delayed in or prevented from performing in the Event of Force Majeure (“Event of Force Majeure”), only within the limitation of such delay or prevention, the affected Party is absolved from any liability under this Agreement. Force Majeure, which includes acts of governments, acts of nature, fire, explosion, geographic change, flood, earthquake, tide, lightning, war, means any unforeseen events beyond the prevented Party’s reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. The Party affected by Force Majeure who claims for exemption from performing any obligations under this Agreement or under any Section herein shall notify the other party of such exemption promptly and advice it or her of the steps to be taken for completion of the performance.

10.2                        The Party affected by Force Majeure shall not assume any liability under this Agreement. However, subject to the Party affected by Force Majeure having taken its reasonable and practicable efforts to perform this Agreement, the Party claiming for exemption of the liabilities may only be exempted from performing such liability as within limitation of the part performance delayed or prevented by Force Majeure. Once causes for such exemption of liabilities are rectified and remedied, both Parties agree to resume performance of this Agreement with their best efforts.

11.                              Applicable Law and Dispute Resolution

11.1                        The execution, validity, performance and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the PRC.

11.2                        Both Parties shall strive to settle any dispute arising from the interpretation or performance through friendly consultation. In case no settlement can be reached through consultation, each Party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the then current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Shanghai. The arbitration award shall be final and binding upon both Parties. This article shall not be affected by the termination or elimination of this Agreement.

11.3                        In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, each Party shall continue to perform their obligations under this Agreement, except for the matters in dispute.

12.                               Notice

Any notice or correspondence, which is given by the Party as stipulated hereunder, shall be in Chinese and English writing and shall be delivered in person or by registered or prepaid mail or recognized express service, or be transmitted by telex or facsimile to the following addresses:

PLEDGEE	:	RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
Address	:	Room 22301-1007, No. 14 Building, Pudong Software Park, No. 498 Guoshoujing Road, Zhangjiang High-technology Zone, Shanghai, PRC.
Fax	:	021-51702388
Tele	:	021-51702355
Addressee	:	Yu Bin

Liu Dele
Address	:	Room 1701, Tower D, Sunz Garden, 98 Jianguo Road, Chaoyang District, Beijing, China
Fax	:	010-59708818
Tele	:	010-58851881
Addressee	:	Liu Dele

13.                               Appendices

The appendices to this Agreement constitute an integral part of this Agreement.

14.                               Waiver

The Pledgee’s non-exercise or delay in exercise of any rights, remedies, power or privileges hereunder shall not be deemed as the waiver of such rights, remedies, power or privileges. Any single or partial exercise of the rights, remedies, power and privileges shall not exclude the Pledgee from exercising any other rights, remedies, power and privileges. The rights, remedies, power and privileges hereunder are accumulative and shall not exclude the application of any other rights, remedies, power and privileges stipulated by laws.

15.                               Miscellaneous

15.1                        Any amendments, modifications or supplements to this Agreement shall be in writing and come into effect upon being executed and sealed by both Parties hereto.

15.2                        In case any terms and stipulations in this Agreement are regarded as illegal or can not be performed in accordance with the applicable law, such terms and stipulations shall be deemed to ineffective and not enforceable within the scope governed by the applicable law, and the remaining stipulations will remain effective.

15.7                        This Agreement amends and restates all Previous Agreements. In the event of any discrepancy between this Agreement and any Previous Agreement, this Agreement shall prevail to the extent of the discrepant provisions.

15.8                        This Agreement is prepared in both English and Chinese. In case of any discrepancy between the English and Chinese versions, the Chinese version shall prevail.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first written above.

PLEDGEE: RESHUFFLE TECHNOLOGY (SHANGHAI) CO., LTD
(Company Seal)

By:	/s/ Yu Bin
Authorized Representative: Yu Bin

PLEDGOR: Liu Dele

By:	/s/ Liu Dele